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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934


                            CANAAN ENERGY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                OKLAHOMA                                 73-1300132
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


     119 NORTH ROBINSON, SUITE 600
        OKLAHOMA CITY, OKLAHOMA                            73102
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(Address of Principal Executive Office)                  (Zip Code)


If this Form relates to the registration of a class of securities pursuant to section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

Securities Act registration statement file number to which this form relates:
333-30322
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                     Common Stock, par value $.01 per share
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                                (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        For a description of the Registrant's securities and provisions of the Registrant's Certificate of Incorporation and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Description of Capital Stock" in the Registration Statement on Form S-4 (File No. 333-30322), which is hereby incorporated by reference.

ITEM 2.  EXHIBITS.

        1. Registration Statement on Form S-4 (Registration Number 333-30322), originally filed February 14, 2000, as amended, is hereby incorporated by reference.

        2.      Amended and Restated Certificate of Incorporation
                (incorporated by reference to Exhibit 3.1(a) of the Registration Statement on Form S-4 as filed on February 14,
                2000).

        3.      Amended and Restated Bylaws (incorporated by reference to
                Exhibit 3.1(b) of the Registration Statement on Form S-4 as filed on February 14, 2000).


                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           CANAAN ENERGY CORPORATION

Date: October 23, 2000              By:    \s\ Leo E. Woodard
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                                            Leo E. Woodard
                                            Chairman and Chief Executive Officer